Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Michael J. Chesser or Jeanie S. Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of April, 2004.

/s/Michael J. Chesser

STATE OF MISSOURI	)
) ss
COUNTY OF JACKSON	)

     On this 6th day of April, 2004, before me the undersigned, a Notary Public, personally appeared Michael J. Chesser, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/Jacquetta L. Hartman
Notary Public
Ray County, Missouri

My Commission Expires:
April 8, 2008

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Michael J. Chesser or Jeanie S. Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of April, 2004.

/s/William H. Downey

STATE OF MISSOURI	)
) ss
COUNTY OF JACKSON	)

     On this 6th day of April, 2004, before me the undersigned, a Notary Public, personally appeared William H. Downey, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/Jacquetta L. Hartman
Notary Public
Ray County, Missouri

My Commission Expires:
April 8, 2008

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Michael J. Chesser or Jeanie S. Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of April, 2004.

/s/David L. Bodde

STATE OF MISSOURI	)
) ss
COUNTY OF JACKSON	)

     On this 6th day of April, 2004, before me the undersigned, a Notary Public, personally appeared David L. Bodde, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/Jacquetta L. Hartman
Notary Public
Ray County, Missouri

My Commission Expires:
April 8, 2008

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Michael J. Chesser or Jeanie S. Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of April, 2004.

/s/Mark A. Ernst

STATE OF MISSOURI	)
) ss
COUNTY OF JACKSON	)

     On this 6th day of April, 2004, before me the undersigned, a Notary Public, personally appeared Mark A. Ernst, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/Jacquetta L. Hartman
Notary Public
Ray County, Missouri

My Commission Expires:
April 8, 2008

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Michael J. Chesser or Jeanie S. Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of April, 2004.

/s/Randall C. Ferguson, Jr.

STATE OF MISSOURI	)
) ss
COUNTY OF JACKSON	)

     On this 6th day of April, 2004, before me the undersigned, a Notary Public, personally appeared Randall C. Ferguson, Jr., to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/Jacquetta L. Hartman
Notary Public
Ray County, Missouri

My Commission Expires:
April 8, 2008

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Michael J. Chesser or Jeanie S. Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of April, 2004.

/s/William K. Hall

STATE OF MISSOURI	)
) ss
COUNTY OF JACKSON	)

     On this 6th day of April, 2004, before me the undersigned, a Notary Public, personally appeared William K. Hall, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/Jacquetta L. Hartman
Notary Public
Ray County, Missouri

My Commission Expires:
April 8, 2008

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Michael J. Chesser or Jeanie S. Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of April, 2004.

/s/Luis A. Jimenez

STATE OF MISSOURI	)
) ss
COUNTY OF JACKSON	)

     On this 6th day of April, 2004, before me the undersigned, a Notary Public, personally appeared Luis A. Jimenez, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/Jacquetta L. Hartman
Notary Public
Ray County, Missouri

My Commission Expires:
April 8, 2008

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Michael J. Chesser or Jeanie S. Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of April, 2004.

/s/James A. Mitchell

STATE OF MISSOURI	)
) ss
COUNTY OF JACKSON	)

     On this 6th day of April, 2004, before me the undersigned, a Notary Public, personally appeared James A. Mitchell, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/Jacquetta L. Hartman
Notary Public
Ray County, Missouri

My Commission Expires:
April 8, 2008

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Michael J. Chesser or Jeanie S. Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of April, 2004.

/s/William C. Nelson

STATE OF MISSOURI	)
) ss
COUNTY OF JACKSON	)

     On this 6th day of April, 2004, before me the undersigned, a Notary Public, personally appeared William C. Nelson, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/Jacquetta L. Hartman
Notary Public
Ray County, Missouri

My Commission Expires:
April 8, 2008

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Michael J. Chesser or Jeanie S. Latz, her true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of April, 2004.

/s/Linda H. Talbott

STATE OF MISSOURI	)
) ss
COUNTY OF JACKSON	)

     On this 6th day of April, 2004, before me the undersigned, a Notary Public, personally appeared Linda H. Talbott, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that she executed the same as her free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/Jacquetta L. Hartman
Notary Public
Ray County, Missouri

My Commission Expires:
April 8, 2008

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Michael J. Chesser or Jeanie S. Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of April, 2004.

/s/Robert H. West

STATE OF MISSOURI	)
) ss
COUNTY OF JACKSON	)

     On this 6th day of April, 2004, before me the undersigned, a Notary Public, personally appeared Robert H. West, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/Jacquetta L. Hartman
Notary Public
Ray County, Missouri

My Commission Expires:
April 8, 2008